ARLINGTON | ASSET INVESTMENT

Investor Presentation

May 9, 2011

Information Related to Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding future results or expectations. Forward-looking statements can be identified by forward-looking language, including words such as "believes," "anticipates," "views", "expects," "estimates," "intends," "may," "plans," "projects," "potential," "prospective," "will" and similar expressions, or the negative of these words. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made. Forward-looking statements are also based on predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond our control. Forward-looking statements are further based on various operating and return assumptions. Caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from expectations or projections.

You should carefully consider these risks when you make a decision concerning an investment in our common stock, along with the following factors, among others, that may cause our actual results to differ materially from those described in any forward-looking statements: availability of, and our ability to deploy, capital; our ability to grow our business through a strategy focused on acquiring primarily private-label MBS and agency-backed MBS; our ability to realize reflation on our assets; our ability to effectively migrate private-label MBS to agency-backed MBS; our ability to realize a higher return on capital reallocated to agency-backed MBS; current conditions and further adverse developments in the residential mortgage market and the overall economy; potential risk attributable to our mortgage-related portfolios; impacts of regulatory changes, including changes affecting Fannie Mae and Freddie Mac; failure of sovereign or municipal entities to meet their debt obligations; availability of opportunities that meet or exceed our risk-adjusted return expectations; overall interest rate environment and changes in interest rates, interest rate spreads, the yield curve and prepayment rates; changes in anticipated earnings and returns; our ability to maintain adequate liquidity; our use of leverage and dependence on repurchase agreements and other short-term borrowings to finance our mortgage-related holdings; the loss of our exclusion from the definition of "investment company" under the Investment Company Act of 1940; our ability to forecast our tax attributes and protect and use our net operating loss carry-forwards and net capital loss carry-forwards to offset future taxable income and gains; changes in our strategies, asset allocation and operational policies; our ability and willingness to make future dividends; available technologies; failure in our operations or structure; competition for investment opportunities and qualified personnel; our ability to retain key personnel; effects of litigation and contractual claims against us and our officers and directors; changes in, and our ability to remain in compliance with, law, regulations or governmental policies affecting our business; risk from strategic ventures or entry into new business areas; failure to maintain effective internal controls; and the factors described in the sections entitled "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2010 and our other public filings with the SEC. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. We undertake no obligation to update or revise any forward-looking statement, whether written or oral, relating to matters discussed in this presentation, except as may be required by applicable securities laws.

Overview:
Tax-Advantaged Returns Plus Growth

- Tax-advantaged returns
  - Returns enhanced by $800 million of tax benefits
    - Arlington pays 2% cash tax rate
  - Internally managed with C-Corp structure
  - Flexibility to retain or distribute earnings

- Tax-advantaged dividends
  - 10% annualized dividend yield based on $3.00 per share annualized 1Q 2011 dividend rate (1),(2)
  - 13% adjusted yield assuming a 15% individual Federal income tax rate on C-Corp dividends (3)

- Risk-adjusted return oriented with focus on residential mortgage-backed securities ("MBS")
  - Private-label MBS (Jumbo Prime and Alt-A)
  - Agency MBS (guaranteed by FNM, FRE)

- Attractive investment opportunities available in agency MBS and private-label MBS
  - Large markets with internal expertise to identify and capitalize on excess return opportunities
  - Historically wide and well-protected spreads available

- Significant insider ownership; based in Washington, DC area


Total Returns - Trailing Twelve Months (4)
100%
80%
60%
40%
20%
0%
42%
12%
54%
71%
13%
84%
1
2
BVPS Dividend Yield
BVPS Growth
FMV Dividend Yield
FMV Growth


Return Components - Trailing Twelve Months (4)
25%
20%
15%
10%
5%
0%
Growth
Dividends

(1) Based on closing class A common stock price of $28.77 on 5/6/11.
(2) The annual dividend rate presented is calculated by annualizing the 1st quarter of 2011 dividend payment of $0.75. The Company maintains a variable dividend policy and the Board of Directors, in its sole discretion, approves the payment of dividends. Actual dividends in the future may differ materially from historical practice and from the annualized dividend rate presented.
(3) The Company's dividends are eligible for the 15% federal income rate on qualified dividend income, whereas dividends paid by a REIT are generally subject to tax at ordinary income rates (currently at a maximum federal rate of 35%). To provide the same after-tax return to a shareholder eligible for the 15% rate on qualified dividend income and otherwise subject to the maximum rate on ordinary income, a REIT would be required to pay dividends providing a 13% yield.
(4) Trailing twelve months ended 3/31/11.

Overview:
Tax-Advantaged Returns Plus Growth

- Strong historical returns
  - 54% total return (from BVPS growth plus dividends) (1)
  - 84% total return from stock price appreciation plus dividends (1)
  - 22% ROE from Core Operating Income (1),(2)
  - $2.41 per share in Core Operating Income in 1Q 2011, including $1.30 per share in net income from gains (2)



Core Operating Earnings per Share (2)
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Growth
Dividend
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011

- Attractive valuation
  - 13% adjusted dividend yield assuming a 15% individual Federal income tax rate (10% annualized dividend yield) (3),(4),(5)
  - 101% Price to tangible book value per share (3)
  - 5.1 times price to trailing twelve months Core Operating EPS of $5.60 per share (3)

- Earnings in excess of dividend provides flexibility for reinvestment or dividend growth

(1) Trailing twelve months ended 3/31/11.

(2) In determining core operating income, a non-GAAP financial measure, the Company has excluded certain costs and the following non-cash expenses: (a) compensation costs associated with stock-based awards, (b) accretion of mortgage-backed securities ("MBS") purchase discounts adjusted for principal repayments in excess of proportionate invested capital, and (c) unrealized mark-to-market adjustments on the trading MBS and interest rate hedge instruments. Please see Exhibit A for the reconciliation of the GAAP financial results to non-GAAP measurements.

(3) Based on closing class A common stock price of $28.77 on 5/6/11.

(4) The annual dividend rate presented is calculated by annualizing the 1st quarter of 2011 dividend payment of $0.75. The Company maintains a variable dividend policy and the Board of Directors, in its sole discretion, approves the payment of dividends. Actual dividends in the future may differ materially from historical practice and from the annualized dividend rate presented.

(5) The Company's dividends are eligible for the 15% federal income rate on qualified dividend income, whereas dividends paid by a REIT are generally subject to tax at ordinary income rates (currently at a maximum federal rate of 35%). To provide the same after-tax return to a shareholder eligible for the 15% rate on qualified dividend income and otherwise subject to the maximum rate on ordinary income, a REIT would be required to pay dividends providing a 13% yield.

Private-Label MBS Portfolio:
Attractive Risk Adjusted Returns with Potential Growth

Key Characteristics

- Strong credit protection and high current income while asset price reflation drives concurrent growth in book value per share
- Prime and Alt-A loans (average original FICO of 730 and average loan size of $575 thousand)
- Concentrations: DC region, California and New York area
- Low exposure to Florida, Nevada, Arizona and Georgia

3/31/11 Portfolio Data

- Approximately 8.5% unlevered coupon yield based on 3/31/11 market value
- Approximately 15% or greater unlevered expected total return from current market value including potential reflation
- $201 million fair market value (65.7% of par)
- $307 million face value
- 48% of par average cost with 9% credit enhancement (17% credit enhancement to cost basis)

Private-label MBS Portfolio:
Key Characteristics

- Jumbo Prime and Alt-A Loans
  - Higher home values and larger loan sizes (~ $575K)
  - More prime borrowers with greater financial flexibility
  - Stronger demographics, higher incomes
  - More desirable / stable housing markets
- Top 5 Largest MSA's:
  - Los Angeles-Long Beach-Santa Ana, CA (18.8%)
  - San Francisco-Oakland-Fremont, CA (10.2%)
  - New York-Northern New Jersey-Long Island, NY-NJ-PA (8.5%)
  - Washington-Arlington-Alexandria, DC-VA-MD-WV (5.9%)
  - San Diego-Carlsbad-San Marcos, CA (5.4%)


Non-Agency MBS Portfolio Credit Performance
Credit Enhancement / 60+ Delinquent
Severity
25%
20%
15%
10%
5%
0%
75%
65%
55%
45%
35%
25%
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Credit Enhancement
60+ Delinquent
Severity

Los Angeles MSA (1)


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Index GP
SPCSLA
NY 28FEB11 00:00
168.25 Resale Value
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Range 05/31/05 - 02/28/11
Upper Latest/Last Revi
Mov. Avgs
Period Monthly
Lower None
Mov. Avg
Events
Last Price 168.25
High on 09/30/06 273.94
Average 215.66
Low on 05/31/09 159.18
280
260
240
220
200
180
168.25
160
2005
2006
2007
2008
2009
2010
2011

(1) Source: Bloomberg

ARLINGTON ASSET INVESTMENT

Private-Label MBS:
Downside Protection, Upside Potential

POTENTIAL RETURN ON INVESTMENT EXAMPLES (1)

Based on current market conditions



Invested Capital
Cash Accretion / Reflation
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Coupon Yield on Invested Capital: 11.5%
Cash Accretion / Reflation: 73%
Coupon Yield on Invested Capital: 11.5%
Cash Accretion / Reflation: 104%
Coupon Yield on Invested Capital: 11.5%

Frequency	59%	Frequency	36%	Frequency	25%
Severity	47%	Severity	42%	Severity	37%
Return vs Par	49%	Return vs Par	85%	Return vs Par	100%

ARLINGTON | ASSET INVESTMENT

(1) These assumptions are not projections and do not necessarily represent the Company's expectations and future performance. This is hypothetical and illustrative only and actual results are subject to significant uncertainties, many of which are outside the control of the Company. Consequently, actual results could materially differ. You should not rely on this illustration as being indicative of our future results.

Attractive Hedged Agency MBS Returns

- Guaranteed interest and principal (FNM, FRE, other US government agencies)
- Large and liquid markets
- Slower long-term expected prepayment speeds
  - Tighter underwriting, limited private funding
- Yield curve offers attractive hedged spreads
  - Approximate 200 basis point spread on a fully hedged basis
  - Fed expected to remain on hold for extended period of time
  - Ability to appropriately hedge capital at risk
- Portfolio focus on low CPR 30 year fixed rate MBS
  - Hedged to low net duration with swaps and MBS options
  - Near 20% hedged return on invested capital

Historical Agency MBS Spreads (1)

Federal Funds Rate vs. 30 Year Fixed Rate Mortgage Spread


Series1
Series2
0
1
2
3
4
5
6

Fed Funds Rate vs. 30yr Fxed Rate Mortage Spread


3
3.2
3.4
3.6
3.8
4
4.2
4.4
4.6

5yr Swap vs. 30yr Fxed Rate Mortage Spread


0.00
0.20
0.40
0.60
0.80
1.00
1.20
1.40
1.60
1.80
2.00
2.20
2.40
2.60
2.80

ARLINGTON ASSET INVESTMENT

(1) Source: Bloomberg

MBS Portfolio Reallocation:
Drives EPS and Potential Book Value per Share Growth

- Substantial appreciation in private-label MBS
  - Expected total returns on certain assets below Arlington's hurdle rates
  - $71 million of capital reallocated from private-label MBS YTD 2011
  - Realized gains of $12 million YTD from private-label MBS sales
- Agency MBS portfolio of $559 million at 3/31/11 versus $174 million at 12/31/10
  - $141 million agency MBS will begin accruing interest in the 2Q 2011
- Returns on hedged agency MBS near 20%
  - Hedged spread of approximately 200 basis points in current market
- Additional potential reallocation of approximately $75 million of investable capital over time from private-label MBS to agency MBS (based on current market conditions)
  - Approximately 10% current return pick-up on capital reallocated to agency MBS

Attractive Cash Returns Plus Growth

- Tax advantaged returns
  - Returns enhanced by $800 million of tax benefits
    - AI pays 2% cash tax rate
  - Internally managed with C-Corp structure
  - Flexibility to retain or distribute earnings



Core Operating Earnings per Share (4)
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Growth
Dividend
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011

- Tax advantaged dividends and attractive valuation
  - 13% adjusted yield assuming a 15% individual Federal income tax rate on C-Corp dividends (10% annualized dividend yield) (1),(2),(3)
  - 101% price to tangible book value per share (1)
- Potential EPS growth from reallocation of approximately $75 million of investable capital over time from private-label MBS to agency MBS (based on current market conditions)
  - Approximately 10% current return pick-up on capital reallocated to agency MBS
- Earnings in excess of dividend provides flexibility for reinvestment or dividend growth

(1) Based on closing class A common stock price of $28.77 on 5/6/11.

(2) The annual dividend rate presented is calculated by annualizing the 1st quarter of 2011 dividend payment of $0.75. The Company maintains a variable dividend policy and the Board of Directors, in its sole discretion, approves the payment of dividends. Actual dividends in the future may differ materially from historical practice and from the annualized dividend rate presented.

(3) The Company's dividends are eligible for the 15% federal income rate on qualified dividend income, whereas dividends paid by a REIT are generally subject to tax at ordinary income rates (currently at a maximum federal rate of 35%). To provide the same after-tax return to a shareholder eligible for the 15% rate on qualified dividend income and otherwise subject to the maximum rate on ordinary income, a REIT would be required to pay dividends providing a 13% yield.

(4) In determining core operating income, a non-GAAP financial measure, the Company has excluded certain costs and the following non-cash expenses: (a) compensation costs associated with stock-based awards, (b) accretion of mortgage-backed securities ("MBS") purchase discounts adjusted for principal repayments in excess of proportionate invested capital, and (c) unrealized mark-to-market adjustments on the trading MBS and interest rate hedge instruments. Please see Exhibit A for the reconciliation of the GAAP financial results to non-GAAP measurements.

Exhibit A

The following table presents a reconciliation of the GAAP financial results to non-GAAP measurements for the quarter ended March 31, 2011 (dollars in thousands, except per share data).

GAAP net income	$19,785
Adjustments	
Adjusted expenses[1]	23
Stock compensation	479
Net unrealized mark-to-market gain on trading MBS and hedge instruments	(1,263)
Adjusted interest related to purchase discount accretion	(548)
Non-GAAP core operating income	$18,476
Non-GAAP core operating income per share (diluted)	$2.41

ARLINGTON | ASSET INVESTMENT

(1) Adjusted expenses represents certain professional fees and income taxes that are not considered representative of routine activities of the Company.